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                                                                    Exhibit 10.6

                                AMENDMENT NO. 4 AND ACKNOWLEDGEMENT dated as of
                        June 5, 2003 (this "Amendment"), to the STOCKHOLDERS' AGREEMENT dated as of May 31, 2000 (as amended, modified, supplemented or restated prior to the date hereof, the "Original Agreement"), among PLIANT CORPORATION, a Utah corporation (the "Company"), and certain of the stockholders of the Company signatory thereto.

     By executing and delivering this Amendment, the undersigned signatories hereto hereby agree as set forth below. Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Original Agreement.

Section 1. Amendment.

     Section 3.2(g) of the Original Agreement shall be amended and restated in its entirety to read as set forth below.

          "(g) Securities of the Company which are issued, or may be issued, pursuant to (i) the 2003 Securities Purchase Agreement and (ii) the 2003 JPMP (BHCA) Commitment Agreement, provided that in each case, such Securities (or any Securities issued in full or partial replacement thereof) shall constitute Offered Securities and be subject to the requirements of Section 3.1 as if such Securities were issued pursuant to
     Section 3.1(d) on September 25, 2003.

Section 2. Acknowledgement and Waiver.

     The Company and the Stockholders acknowledge that prior to September 25, 2003, the provisions set forth in Section 2.2(d) (Certain Transfers), Section
2.3 (Co-Sale Rights) and Section 2.4 (Right of First Refusal) of the Original Agreement shall not apply to the Transfer by JPMP (BHCA) of any Stockholder Shares acquired by JPMP (BHCA) pursuant to the 2003 JPMP (BHCA) Commitment Agreement or the 2003 Securities Purchase Agreement and the Stockholders hereby waive their rights under Sections 2.2(d), 2.3 and 2.4 with respect to such Stockholder Shares during such period.

Section 3. No other Amendments.

     Except as modified by this Amendment, the Original Agreement shall remain in full force and effect, enforceable in accordance with its terms. This Amendment is not a consent to any waiver or modification of any other terms or conditions of the Original Agreement or any of the instruments or documents referred to in the Original Agreement and shall not prejudice any right or rights which the parties thereto may now or hereafter have under or in connection with the Original Agreement or any of the instruments or documents referred to therein.






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Section 4. Effectiveness; Counterparts

     This Amendment may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by the Company, the Requisite Trust Holders and the Requisite Investor Holders (by facsimile or otherwise), it being understood that all of the foregoing need not sign the same counterpart. Any counterpart or other signature to this Amendment that is delivered by facsimile shall be deemed for all purposes as constituting good and valid execution and delivery by such party of this Amendment.

Section 5. Governing Law.

     This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether in the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

                                     *******

                                        2


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     IN WITNESS WHEREOF, the parties have duly executed this Amendment No. 4 to the Stockholders' Agreement as of the date first above written.

                               PLIANT CORPORATION



                               By: /s/ Brian E. Johnson
                                   ---------------------
                                   Name:  Brian E. Johnson
                                   Title: Executive Vice President and
                                          Chief Financial Officer


                               SOUTHWEST INDUSTRIAL FILMS, LLC

                               By:   J.P. Morgan Partners (BHCA), L.P.
                                     its Member

                               By:   JPMP Master Fund Manager, L.P.,
                                     its General Partner

                               By:   JPMP Capital Corp.,
                                     its General Partner


                               By: /s/ Timothy Walsh
                                   -----------------
                                   Name:
                                   Title:


                               SOUTHWEST INDUSTRIAL FILMS II, LLC

                               By:   J.P. Morgan Partners (BHCA), L.P.
                                     its Member

                               By:   JPMP Master Fund Manager, L.P.,
                                     its General Partner

                               By:   JPMP Capital Corp.,
                                     its General Partner


                               By: /s/ Timothy Walsh
                                   -----------------
                                   Name:
                                   Title:

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                                            WACHOVIA CAPITAL PARTNERS, LLC


                                            By: /s/ Robert G. Calton
                                                ------------------------
                                                Name:  Robert G. Calton
                                                Title: Partner


                                            WACHOVIA CAPITAL PARTNERS 2001, LLC


                                            By: /s/ Robert G. Calton
                                                ------------------------
                                                Name:  Robert G. Calton
                                                Title: Partner


                                            NEW YORK LIFE CAPITAL PARTNERS,
                                            L.P.


                                            By: NYLCAP Manager LLC,
                                                its Investment Manager


                                            By: /s/ Steven Benevento
                                                ------------------------
                                                Name:
                                                Title:


                                            THE NORTHWESTERN MUTUAL LIFE
                                            INSURANCE COMPANY


                                            By:
                                                Name:
                                                Title:


                                            THE CHRISTENA KAREN H. DURHAM
                                            TRUST


                                            By: /s/ Richard P. Durham
                                                ------------------------
                                                Name:  Richard P. Durham
                                                Title: Trustee



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                                        PERRY ACQUISITION PARTNERS-3, L.P.


                                        By: Perry Investors-3, LLC,
                                            its General Partner

                                        By: Perry Capital, LLC,
                                            its Managing Member

                                        By: Perry Corp.,
                                            its Managing Member


                                        By:  /s/ Randall Borkenstein
                                             -----------------------------------
                                             Name:  Randall Borkenstein
                                             Title: Managing Director and Chief
                                                    Financial Officer



                                        PERRY ACQUISITION PARTNERS-2, L.P.

                                        By: Perry Investors-2, LLC


                                        By:  /s/ Randall Borkenstein
                                             -----------------------------------
                                             Name:  Randall Borkenstein
                                             Title: Managing Director and Chief
                                                    Financial Officer



                                        DURHAM CAPITAL, LTD.


                                        By:  /s/ Richard P. Durham
                                             -----------------------------------
                                             Name:  Richard P. Durham
                                             Title: General Partner



                                        SORENSEN CAPITAL, LLC


                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:



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                                         RONALD G. MOFFITT IRA


                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:



                                               /s/ Jack E. Knott
                                         ---------------------------------------
                                         Jack E. Knott


                                               /s/ Richard P. Durham
                                         ---------------------------------------
                                         Richard P. Durham


                                         ---------------------------------------
                                         Ronald G. Moffitt


                                         ---------------------------------------
                                         Scott K. Sorensen


                                               /s/ Brian E. Johnson
                                         ---------------------------------------
                                         Brian E. Johnson